SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT -

THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT (the "Agreement") dated as of October 27, 2014 is entered into among INTERNATIONAL SHIPHOLDING CORPORATION, a Delaware corporation ("ISC"), ENTERPRISE SHIP COMPANY,INC., a Delaware corporation ("Enterprise"), SULPHUR CARRIERS, INC., a Delaware corporation ("Sulphur Carriers"), CG RAILWAY, INC., a Delaware corporation ("CG Railway"), CENTRAL GULF LINES, INC., a Delaware corporation ("Central Gulf"), WATERMAN STEAMSI{EP CORPORATION, a New York corporation ("Waterman"), COASTAL CARRIERS, INC., a Delaware corporation ("Coastal"), N.W. JOHNSEN & CO., INC., a New York corporation ("NWT"), LMS SHJPMANAGEMENT, INC., a Louisiana corporation ("LMS"), U.S. UNITED OCEAN SERVICES, LLC, a Florida limited liability company ("UOS"), MARY ANN HUDSON, LLC, a Delaware limited liability company ("MAH"), SHEILA MCDEVI1-1, LLC, a Delaware limited liability company ("SAM"), TOWER, LLC, an Alabama limited liability company ("Tower"), FRASCATI SHOPS, INC., an Alabama corporation ("Frascati"; ISC, Enterprise, Sulphur Carriers, CG Railway, Central Gulf, Waterman, Coastal, NWJ, LMS, UOS, MAH, SAM, Tower and Frascati, collectively, the "Borrowers"), the Lenders party hereto and REGIONS BANK, as administrative agent (in such capacity, "Administrative Agent") andcollateral agent (in such capacity, "Collateral Agent"). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of September 24, 2013 (as amended or modified from time to time, the "Credit Agreement"); and

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Consent. The Required Lenders hereby consent (i) to the sale of the NADIA RAMIL(tug) vessel and PEGGY PALMER (bulker) vessel (the "Released Vessels" ) notwithstanding Section 8.9of the Credit Agreement, for an aggregate sale price not less than $6,500,000, and (ii) contemporaneouslywith such sale, to the release of the Released Vessels as Collateral; provided that, (x) at the time of such sale and release, no Default or Event of Default shall have occurred and be continuing, (y) after giving effect to such sale and release, the Borrowers shall be in compliance with the financial covenant in Section 8.8(a)(vi) of the Credit Agreement and (z) the Borrowers shall comply with Section 2.11 (c)(ii) of the Credit Agreement with respect to the Net Cash Proceeds received by the Borrowers with respect to such Asset Sale (including the reinvestment rights provided therein).

Except as expressly provided herein, the above consents shall not modify or affect the Loan Parties' obligations to comply fully with the terms of Sections 8.9 of the Credit Agreement or any other duty, term, condition or covenant contained in the Credit Agreement or any other Credit Document in the future. This Agreement is limited solely to the matters expressly provided herein, and nothing contained in this Agreement shall be deemed to constitute a waiver of Section 8.9 of the Credit Agreement with respect to any matter or any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Credit Documents or under applicable law.

The Administrative Agent, at the Borrowers' expense, will promptly deliver to Borrowers or to such other party as the Borrowers may direct, additional documents in form and substance acceptable to the Administrative Agent to effectuate the release of the Administrative Agent's liens on the Released Vessels in accordance with the terms and conditions of this Agreement, the Credit Agreement and the other Credit Documents, and the Required Lenders hereby consent to such delivery.

2. Amendments to Credit Agreement.

(a) The definition of Consolidated EBITDA in Section 1.01 of the Credit Agreement is hereby amended in its entirety as follows:

"Consolidated EBITDA" means, for any period, with respect to the Company and its Subsidiaries, the sum of (without duplication) (a) Consolidated Net Income; (b) all Consolidated Interest Expense of the Company and its Subsidiaries; (c) income taxes of the Company and its Subsidiaries; and (d) depreciation and amortization of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP for such period; provided that if any Subsidiary is not wholly-owned by the Company, Consolidated EBITDA shall be reduced (to the extent not otherwise reduced in accordance with GAAP) by an amount equal to (i) the amount of Consolidated Net Income attributable to such Subsidiary multiplied by (ii) the percentage ownership interest in the income of such Subsidiary not owned by the Company on the last day of such period; provided, further, that, beginning with the period of four Fiscal Quarters ending September 30, 2014, all non-cash gains and/or losses from dispositions of any assets allowed under the Credit Agreement or consented to by the Required Lenders shall be excluded in the calculation of Consolidated EBITDA.

(b) Section 8.8(a)(i) of the Credit Agreement is amended and restated in its entirety as follows:

(i)Maximum Consolidated Leverage Ratio. Maintain a Consolidated Leverage Ratio not greater than (i) 4.50:1.00, through the Fiscal Quarter ending June 30, 2014, (ii) 5.00:1.00 beginning with the Fiscal Quarter ending September 30, 2014 through the Fiscal Quarter ending December 31, 2015, (iii) 4.75:1.00 for the Fiscal Quarter ending March 31, 2016, (iv) 4.50:1.00 beginning with the Fiscal Quarter ending June 30, 2016 through the Fiscal Quarter ending September 30, 2016, and (v) 4.25:1.00 thereafter, measured at the end of each Fiscal Quarter based on the four most recent Fiscal Quarters for which financial information is available.

(c) Section 8.8(a)(v) of the Credit Agreement is amended and restated in its entirety as follows:

(v)Minimum Consolidated Fixed Charge Coverage Ratio. Maintain a Consolidated Fixed Charge Coverage Ratio of at least (i) 1.15:1.00, through the

Fiscal Quarter ending June 30, 2014, (ii) 1.10:1.00, beginning with .the Fiscal Quarter ending September 30, 2014 through the Fiscal Quarter ending December 31, 2014, (iii) 1.15:1.00, beginning with the Fiscal Quarter ending March 31, 2015 through December 31, 2015, (iv) 1.20, beginning with the Fiscal Quarter ending March 31, 2016 through June 30, 2016 and (v) 1.25:1.00, thereafter, measured at the end of each Fiscal Quarter based on the four most recent Fiscal Quarters for which financial information is available.

3. Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received counterparts of this Agreement duly executed by the Borrowers, the Required Lenders and the Administrative Agent;

(b) the Company shall have paid to the Administrative Agent, for the account of each Lender executing this Agreement, an amendment fee in an amount equal to 0.10% multiplied by the sum of the Revolving Commitment and outstanding principal amount of the Term Loan A of each such Lender on the date hereof; and

(c) the Administrative Agent shall have received payment of all fees, charges and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and documentation of this Agreement.

4. Representations of the Borrowers. Each of the Borrowers represents and warrants to the Administrative Agent and the Lenders as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Agreement and any other documents delivered by it in connection herewith.

(b) This Agreement has been duly executed and delivered by it and constitutes it's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (1) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Agreement.

(d) The execution and delivery of this Agreement or any other document delivered by it in connection herewith does not (i) violate, contravene or conflict with any provision of its organization &ailments or (ii) materially violate, contravene or conflict with any laws applicable to it.

(e) After giving effect to this Agreement, (i) the representations and warranties of the Borrowers set forth in the Credit Agreement and in each other Credit Document are true, accurate and complete in all material respects on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or Event of Default.

5. Miscellaneous.

(a) The Credit Agreement, as modified hereby, and the obligations of the Borrowers thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Credit Document.

(b) Each Borrower (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Credit Documents as modified hereby and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Credit Documents except as expressly set forth herein.

(c) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(d) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow}

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:

INTERNATIONAL SHIPHOLDING CORPORATION

By: /s/ D.B. Drake

Name: D.B. Drake

Title: V/P – Treasurer

ENTERPRISE SHIP COMPANY, INC.

By: /s/ D.B. Drake

Name: D.B. Drake

Title: V/P – Treasurer

SULPHUR CARRIERS, INC.

By: /s/ D.B. Drake

Name: D.B. Drake

Title: V/P – Treasurer

CG RAILWAY, INC

By: /s/ D.B. Drake

Name: D.B. Drake

Title: V/P – Treasurer

CENTRAL GULF LINES, INC.

By: /s/ D.B. Drake

Name: D.B. Drake

Title: V/P – Treasurer

WATERMAN STEAMSHIP CORPORATION

By: /s/ D.B. Drake

Name: D.B. Drake

Title: V/P – Treasurer

COASTAL CARRIERS, INC.

By: /s/ D.B. Drake

Name: D.B. Drake

Title: V/P – Treasurer

N.W. JOHNSEN & CO., INC.

By: /s/ D.B. Drake

Name: D.B. Drake

Title: V/P – Treasurer

LMS SHIPMANAGEMENT, INC.

By: /s/ D.B. Drake

Name: D.B. Drake

Title: V/P – Treasurer

U.S. UNITED OCEAN SERVICES, LLC

By: /s/ D.B. Drake

Name: D.B. Drake

Title: V/P – Treasurer

MARY ANN HUDSON, LLC

By: /s/ D.B. Drake

Name: D.B. Drake

Title: V/P – Treasurer

SHEILA MCDEVITT, LLC

By: /s/ D.B. Drake

Name: D.B. Drake

Title: V/P – Treasurer

TOWER, LLC

By: /s/ D.B. Drake

Name: D.B. Drake

Title: V/P – Treasurer

FRASCATI SHOPS, INC.

By: /s/ D.B. Drake

Name: D.B. Drake

Title: V/P – Treasurer

LENDERS:

WHITNEY BANK,

as Lender

By: /s/ Philip E. Gordillo

Name: Philip E. Gordillo

Title: Senior Vice President

CAPITAL ONE BANK, N.A.,

as Lender

By: /s/ Al Krupog

Name: Al Krupog

Title: SVP

ADMINISTRATIVE AGENT

AND COLLATERAL AGENT

REGIONS BANK,

as Administrative Agent and Collateral Agent

By: /s/ Edward Midyett

Name: Edward Midyett

Title: Senior Vice President